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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 6, 1999

                           BIRMAN MANAGED CARE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                     333-11957                     62-1584092
          --------                     ---------                     ----------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (IRS EMPLOYER IDENTIFICATION NO.)
     OF INCORPORATION)
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 1025 HIGHWAY 111 SOUTH, COOKVILLE, TENNESSEE                  38501
 --------------------------------------------                 -------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (931) 372-7800

                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

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ITEM 5.  OTHER EVENTS.

         PRESS RELEASE: On July 6, 1999, the Company released a press release, a copy of which is attached hereto as Exhibit "99.2", and incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    EXHIBITS

          99.2  Press Release of Birman Managed Care Inc., dated
                July 6, 1999
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BIRMAN MANAGED CARE, INC.


July 7, 1999                            /s/ DAVID N. BIRMAN, M.D.
                                        ----------------------------------
                                        David N. Birman, M.D.
                                        Chairman of the Board, President and
                                        Chief Executive Officer


July 7, 1999                            /s/ SUE D. BIRMAN
                                        ----------------------------------
                                        Sue D. Birman
                                        Executive Vice President
                                        (Principal Accounting Officer)